SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-12

                           TOUCHSTONE STRATEGIC TRUST
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1)  Title of each class of securities to which transaction applies:
            (2)  Aggregate number of securities to which transaction applies:
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            (4)  Proposed maximum aggregate value of transaction:
            (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
            (1)  Amount previously paid:
            (2)  Form, Schedule or Registration Statement no.:
            (3)  Filing Party:
            (4)  Date Filed:

                           TOUCHSTONE STRATEGIC TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202

                  Touchstone Large Cap Growth Fund (the "Fund")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held on February 25, 2005

To the Shareholders of Touchstone Strategic Trust:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio, 45202 on February 25, 2005 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purposes:

     1. To amend the fee schedule to the Investment Advisory Agreement for the Fund.

     The Board of Trustees has fixed the close of business on December 27, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                          By order of the Board of Trustees



                                          Tina H. Bloom
                                          Secretary


_______________, 2004

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE OR BY THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY.




                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

     Registration                                  Valid Signature
     ------------                                  ---------------

     Corporate Accounts
     ------------------

     (1) ABC Corp. . . . . . . . . . . . . . . . . ABC Corp.

     (2) ABC Corp. . . . . . . . . . . . . . . . . John Doe, Treasurer

     (3) ABC Corp.
          c/o John Doe, Treasurer . . . . . . . . . John Doe

     (4) ABC Corp. Profit Sharing Plan . . . . . . John Doe, Trustee

     Trust Accounts
     --------------

     (1) ABC Trust . . . . . . . . . . . . . . . . Jane B. Doe, Trustee

     (2) Jane B. Doe, Trustee
          u/t/d 12/28/78. . . . . . . . . . . . . . Jane B. Doe

     Custodial or Estate Accounts
     ----------------------------

     (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA . . . . . . John B. Smith

     (2) Estate of John B. Smith . . . . . . . . . John B. Smith, Jr., Executor


                        TOUCHSTONE LARGE CAP GROWTH FUND
                                     of the
                           TOUCHSTONE STRATEGIC TRUST

                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on February 25, 2005

                   ------------------------------------------
                                 PROXY STATEMENT
                    -----------------------------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") from the shareholders of the Touchstone Large Cap Growth Fund (the
"Fund"), a series of the Trust, for use at the special meeting of shareholders to be held at 10:00 a.m. on February 25, 2005 (the "Meeting") and any adjournment(s) thereof. The Meeting will be held at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 for the purpose of approving an amendment to Schedule 1 (the "Fee Schedule") of the Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of the Fund, and Touchstone Advisors, Inc., the Fund's advisor (the "Advisor"). The Trust and the Advisor entered into the Agreement on May 1, 2000. The Agreement was last submitted to a vote of shareholders on October 27, 1999 for the purpose of approving a new management agreement with Countrywide Investments upon the closing of the acquisition of Countrywide Financial Services, Inc. by Fort Washington Investment Advisors, Inc. Except as described herein, there has been no Board action taken with respect to the Agreement since the beginning of the Fund's last fiscal year.

This Proxy Statement is furnished to the shareholders of the Fund. This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about January 6, 2005 or as soon as practicable thereafter.

It is expected that the solicitation of proxies will be made primarily by mail. Supplemental solicitations may be made by mail, telephone, facsimile, internet or personal contact by representatives of the Trust. ALAMO Direct and ADP have been engaged to assist in the distribution, tabulation and solicitation of proxies. The anticipated cost of such services is approximately $56,000. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by the Advisor.

Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary of the Trust at the principal office of the Trust, or by executing a superseding proxy by telephone or through the internet to the Trust. All properly executed proxies received before the Meeting will be voted as specified in the Proxy.

A majority of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for the transaction of business for the Fund. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies in the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposal. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal and have the same effect as a "no" vote. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power.

A copy of the Trust's annual report for the fiscal year ended March 31, 2004 and its unaudited semi annual report dated September 30, 2004 is available free of charge on the Touchstone Funds' website, www.touchstoneinvestments.com or by calling 800-543-0407.

                               SUMMARY OF PROPOSAL

Shareholders of record of the Fund at the close of business on December 27, 2004 (the "Record Date") will be entitled to one vote per share for each full share of the Fund, with proportionate voting for fractional shares.

                     RECOMMENDATION OF THE BOARD OF TRUSTEES

On November 18, 2004, the Board of Trustees, including a majority of the Trustees who are not "interested persons" pursuant to Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") (the "Disinterested Trustees"), met to review certain information with respect to amending the Agreement's Fee Schedule and determined to amend the Fee Schedule as described herein, subject to the required shareholder approval. The Board of Trustees of the Trust recommends that shareholders of the Fund vote FOR the amendment of the Fee Schedule to the Agreement.







                   PROPOSAL: TO AMEND THE FEE SCHEDULE TO THE
                   INVESTMENT ADVISORY AGREEMENT FOR THE FUND

Current Arrangement

Under the terms of the Agreement, the Advisor appoints and supervises the Fund's investment sub-advisor, reviews and evaluates the performance of the sub-advisor and determines whether or not an investment sub-advisor for the Fund should continue as an investment sub-advisor or be replaced. The Advisor, at its own expense, furnishes to the Fund all facilities and personnel necessary in connection with the provision of these investment advisory services. Currently, pursuant to the Fee Schedule to the Agreement, the Fund pays to the Advisor an investment advisory fee according to the following schedule:

     ------------------------------------ ----------------------------
     Asset Level                          Advisory Fee
     ------------------------------------ ----------------------------
     First $200 Million                   0.75%
     ------------------------------------ ----------------------------
     Next $300 Million                    0.70%
     ------------------------------------ ----------------------------
     Over $500 Million                    0.50%
     ------------------------------------ ----------------------------

The current fee arrangement existed when the Countrywide Large Cap Growth Fund ("CLCGF") merged into the Touchstone family of funds in 1999. The CLCGF fee arrangement featured a proprietary investment advisory relationship and did not account for the added value and costs of a sub-advisory structure. Navellier & Associates ("Navellier") began sub-advising the Fund in September of 2003.

The existing fee arrangement causes the Advisor to incur losses once the Fund's assets exceed the $500 million threshold due to (1) the 0.40% fee the Advisor pays Navellier for sub-advisory services provided to the Fund and (2) the expenses incurred by the Advisor in performing its services for the Fund. Consequently, the Advisor has determined that, once the Fund's assets exceed $500 million, it would be advisable to close the Fund to avoid the losses associated with such a reduced fee. Currently, the Fund's assets are approximately $270 million.

Proposed New Arrangement

In order to address the adverse economics associated with the investment advisory fee payable to the Advisor under the terms of the current Agreement once Fund assets exceed $500 million, to allow the Advisor to realize a reasonable economic profit from its efforts in serving as investment advisor to the Fund at such time, and to maintain what the Board and the Advisor believe to be value added to the Fund's shareholders through the Navellier investment sub-advisory relationship, it is proposed that the Advisory Fee be modified as follows:



    ------------------------------------ ----------------------------
    Asset Level                          Advisory Fee
    ------------------------------------ ----------------------------
    First $200 Million                   0.75%
    ------------------------------------ ----------------------------
    Next $800 Million                    0.70%
    ------------------------------------ ----------------------------
    Over $1 Billion                      0.65%
    ------------------------------------ ----------------------------

The proposed fee change would make it economically practicable for the Advisor to continue to serve as investment advisor to the Fund after the Fund reaches $500 million in assets.

Below is a table describing the annual fund operating fees and expenses that shareholders currently pay if they hold shares of the Fund:


                                       Annual Fund Operating Expenses Deducted from Fund Assets

       ------------------------------------------ -------------- ------------ ------------ -----------------
                                                  Class A        Class B      Class C      Class I
       ------------------------------------------ -------------- ------------ ------------ -----------------
       Management Fees                            0.70%          0.70%        0.70%        0.70%
       ------------------------------------------ -------------- ------------ ------------ -----------------
       Distribution (Rule 12b-1) Fees             0.25%          1.00%        1.00%        None
       ------------------------------------------ -------------- ------------ ------------ -----------------
       Other Expenses                             0.49%          2.67%        1.32%        0.37%*
       ------------------------------------------ -------------- ------------ ------------ -----------------
       Total Annual Fund Operating Expenses       1.49%          4.42%        3.07%        1.12%
       ------------------------------------------ -------------- ------------ ------------ -----------------
       Fee Waiver and/or Expense Reimbursement    0.19%          2.17%        0.82%        0.07%
       ------------------------------------------ -------------- ------------ ------------ -----------------
       Net Expenses**                             1.30%          2.25%        2.25%        1.05%
       ------------------------------------------ -------------- ------------ ------------ -----------------


 * Other Expenses are based on estimated amounts for the current fiscal year. ** Pursuant to a written agreement between the Advisor and the Trust on behalf of the Fund, the Advisor has agreed to waive a portion of its investment advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.30% for Class A shares, 2.25% for Class B and C shares and 1.05% for Class I shares. The Advisor has agreed to maintain these expense limitations until at least March 31, 2006 for Class I shares and October 6, 2005 for Class A, B and C shares.

If the proposal is approved, there will be no immediate effect on Fund expenses and the 0.70% fee to the Advisor would continue to be paid as the Fund's assets are currently above $200 million and below $500 million. The Advisor is unable to predict how long it would take the Fund's assets to reach $500 million, the amount necessary for the next reduction in the rate of then advisory fee based on the current Fee Schedule. The long term effect of the proposal is that the Fund's assets would need to reach $1 billion, instead of $500 million, before the next reduction in the rate of the advisory fee.

Basis for the Board's Recommendation

In evaluating, approving and recommending to the Fund's shareholders that they approve the proposal, the Board, including a majority of the Disinterested Trustees, in consultation with their counsel, requested and evaluated information provided by the Advisor which, in the view of the Board, constituted information necessary for the Board to form a judgment as to whether implementation of the proposed new investment advisory Fee Schedule would be in the best interest of the Fund and its shareholders.

In recommending that shareholders approve the proposal, the Board considered various factors, including:

     (i) the rate of the investment advisory fees and other expenses that would be paid by the Fund under the amended Fee Schedule as compared to those of representative comparable funds managed by other investment advisers. The Trustees noted in particular that for the Fund, the proposed new investment advisory fee would be reasonable because it is within the range of contractual advisory fee rates at comparable asset levels for representative comparable funds, as indicated in material prepared for the Board by the Advisor based on information contained in various publicly available documents. Specifically, the fee contained in the amended Fee Schedule was at the median of comparable funds;

     (ii) the impact of the proposed changes in investment advisory fee rates on the Fund's Net Expense ratio both before and after any waivers or reimbursements;

     (iii) the outstanding investment performance of the Fund and its consistent top tier rankings based on comparisons with the same funds used for the advisory fee comparisons described above;

     (iv) the nature and quality of investment advisory services provided by the Advisor to the Fund;

     (v) other benefits to the Advisor in providing investment advisory services to the Fund, both under the current Fee Schedule and the proposed new Fee Schedule; and

     (vi) possible economies of scale to be achieved through the reduction in advisory and other fees as assets grow while managing the Fund under the proposed new Fee Schedule.

     In considering the proposal, the Board concluded that the proposed Fee Schedule should: (i) over the long-term, enable the Advisor to continue to provide high-quality investment advisory services to the Fund at reasonable and competitive fee rates; and (ii) enable the Advisor to provide investment advisory services to the Fund at levels consistent with the increased demands of the current marketplace, while maintaining the current investment sub-advisory structure. The Board concluded that the proposed amendment to the Fee Schedule was on balance more favorable for shareholders than the alternative of the Advisor recommending and the Board approving closing the Fund and making it unavailable to (1) new investors and (2) new investment by current shareholders, after the Fund attained $500 million in assets as the Advisor indicated it might have to do.

Fees Paid for Last Fiscal Year

     Set forth below are the investment advisory fees incurred by the Fund during its last full fiscal year and the three month period ended March 31, 2004, the Fund's new fiscal year end. The Advisor contractually agreed to waive fees and reimburse certain expenses, as set forth in the footnote below:

                   Investment Advisory Fees (after fee waiver)

       ------------------------------ ----------------------------------
       3 Months Ended                 Fiscal Year Ended December 31,
       March 31, 2004*                2003*
       ------------------------------ ----------------------------------
       $131,585                       $210,095
       ------------------------------ ----------------------------------
* Pursuant to a written agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $45,340 for the three month fiscal period ended March 31, 2004 and $86,843 for the fiscal year ended December 31, 2003 in order to reduce the operating expenses of the Fund.

The Fund made no other material payments to the Advisor during the last fiscal year of the Fund. For the three months ended March 31, 2004 the Fund paid $11,590 and for the fiscal year ended December 31, 2003 the Fund paid $12,877 to its affiliated distributor, Touchstone Securities, Inc. for distribution services. For the three months ended March 31, 2004 the Fund paid $39,327 and for the fiscal year ended December 31, 2003 the Fund paid $110,863 to its affiliate, Integrated Fund Services, Inc. for administration, Fund accounting, and shareholder services. The amount of investment advisory fees received by the Advisor as set forth in the table above would not have changed had the proposed Fee Schedule amendment been in effect.

The Advisor also advises the Growth Opportunities Fund and Large Cap Core Equity Fund of the Trust, which have investment objectives similar to the Fund. As of the date of this Proxy Statement, the Growth Opportunities Fund has $118 million in assets, and the Large Cap Core Equity Fund has $13 million in assets. During the fiscal year ending March 31, 2004 the Advisor was paid the following fee for providing investment services to the Growth Opportunities Fund and Large Cap Core Equity Fund:



           Growth Opportunities Fund                           Large Cap Core Equity Fund*
---------------------------- -------------------------- -------------------------- --------------------------
First $50 Million            1.00%                      First $100 Million         0.65%
---------------------------- -------------------------- -------------------------- --------------------------
Next $50 Million             0.90%                      Next $100 Million          0.60%
---------------------------- -------------------------- -------------------------- --------------------------
Next $100 Million            0.80%                      Next $100 Million          0.55%
---------------------------- -------------------------- -------------------------- --------------------------
Over $200 Million            0.75%                      Over $300 Million          0.50%
---------------------------- -------------------------- -------------------------- --------------------------
* There is a  voluntary  expense  cap of 1.00% for Class A shares  and 1.75% for
Class C shares until March 31, 2005.






                                  REQUIRED VOTE

Approval of the amendment to the Fee Schedule of the Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all share classes voting together. Under the 1940 Act, a majority of the Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). If the amendment is not approved by the shareholders of the Fund, the Advisor would continue as Advisor of the Fund under the terms of the current Fee Schedule without such amendment, and the Trustees would consider other options available.

                             ADDITIONAL INFORMATION

Shares Outstanding

At the close of business on the Record Date, the number of outstanding shares of beneficial interest for the Fund was as follows:

    ------------------------ ------------------------------
    Name of Class            Outstanding Shares
    ------------------------ ------------------------------
    Class A                  10,896,283
    ------------------------ ------------------------------
    Class B                       362,677
    ------------------------ ------------------------------
    Class C                   1,536,874
    ------------------------ ------------------------------
    Class I                   2,114,508
    ------------------------ ------------------------------
    Total                    14,910,342
    ------------------------ ------------------------------


Share Ownership Information

As of the Record Date, the following table lists those shareholders who beneficially owned 5% or more of the outstanding shares of any class of the Fund. Affiliates of the Fund or the Advisor are noted below by (*). Affiliates of the Fund intend to vote their shares in the same proportions as the remaining shareholders vote with respect to the proposal.


----------------------- ---------------------------------------- --------------- ---------------------
    Name of Class               Shareholder and Address              Shares           Percentage
----------------------- ---------------------------------------- --------------- ---------------------
Class A                 Fifth Third Bank, 8515 E. Orchard,       1,315,523       12.07%
                        Centennial CO  80111
----------------------- ---------------------------------------- --------------- ---------------------
Class A                 Western Southern Financial Group*, 400   2,545,505       23.36%
                        Broadway, Cincinnati OH  45202
----------------------- ---------------------------------------- --------------- ---------------------
Class A                 Merrill Lynch Price Fenner & Smith,      1,192,069       10.94%
                        4800 Deer Lake Drive East, Second
                        Floor, Jacksonville FL  32246
----------------------- ---------------------------------------- --------------- ---------------------
Class A                 Charles Schwab & Company Inc., 101       2,430,080       22.30%
                        Montgomery St., San Francisco CA  94104
----------------------- ---------------------------------------- --------------- ---------------------
Class B                 Merrill Lynch Price Fenner & Smith,      101,284         27.93%
                        4800 Deer Lake Drive East, Second
                        Floor, Jacksonville FL  32246
----------------------- ---------------------------------------- --------------- ---------------------
Class C                 Merrill Lynch Price Fenner & Smith,      746,119         48.55%
                        4800 Deer Lake Drive East, Second
                        Floor, Jacksonville FL  32246
------------------------ ---------------------------------------- --------------- ---------------------
Class I                 New York Trust Company,                  2,114,508       100%
                        169 Lackawanna Ave., Parsippany NJ
                        07054
----------------------- ---------------------------------------- --------------- ---------------------

As of the Record Date, the Trustees and Officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of the Fund.

Investment Advisor and Other Service Providers

Touchstone Advisors, Inc., (the "Advisor") located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust. The following table states the name, address and principal occupation of the principal executive officer and each director of the Advisor:


------------------------------------- ----------------------------------- -----------------------------------
Name and Address                      Principal Occupation                Title
------------------------------------- ----------------------------------- -----------------------------------
Jill T. McGruder                      President and CEO, IFS Financial    Director
c/o 221 East Fourth Street, Suite     Services, Inc.
300, Cincinnati, Ohio 45202
------------------------------------- ----------------------------------- -----------------------------------
Donald J. Wuebbling                   Senior VP and General Counsel,      Director
c/o 221 East Fourth Street, Suite     Western & Southern Financial Group
300, Cincinnati, Ohio 45202
------------------------------------- ----------------------------------- -----------------------------------
James N. Clark                        Secretary, Western & Southern       Director
c/o 221 East Fourth Street, Suite     Financial Group
300, Cincinnati, Ohio 45202
------------------------------------- ----------------------------------- -----------------------------------
James Grifo                           President, Touchstone Advisors,     President and Principal Executive
c/o 221 East Fourth Street, Suite     Inc.                                Officer
300, Cincinnati, Ohio 45202
------------------------------------- ----------------------------------- -----------------------------------

Touchstone  Securities,   Inc.  (the  "Underwriter")  serves  as  the  principal
underwriter of the shares of the Trust. The address of Touchstone Securities is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Both the Advisor and the Underwriter are wholly owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). WSLAC is a wholly owned subsidiary of The Western and Southern Life Insurance company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc. ("WSFG"). WSFG is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company ("WSMH"). WSLAC is in the business of issuing insurance and annuity contracts. The address of WSLAC, WSLIC, WSFG and WSMH is 400 Broadway, Cincinnati, Ohio 45202.

The following officers of the Trust hold positions with the Advisor and the Underwriter.


---------------------------- -------------------------- -------------------------- --------------------------
Name                         Position with Trust        Position with the Advisor  Position with Touchstone
                                                                                   Securities
---------------------------- -------------------------- -------------------------- --------------------------
Jill T. McGruder             President                  N/A                        N/A
---------------------------- -------------------------- -------------------------- --------------------------
Terrie A. Wiedenheft         Treasurer and Controller   Chief Financial Officer    Chief Financial Officer
---------------------------- -------------------------- -------------------------- --------------------------
James H. Grifo               Vice President             President                  President
---------------------------- -------------------------- -------------------------- --------------------------
William A. Dent              Vice President             Senior Vice President      N/A
---------------------------- -------------------------- -------------------------- --------------------------

Integrated Fund Services, Inc. ("Integrated") serves as the administrator, fund accounting and transfer agent for the Trust. The address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Quorum

The presence in person or by proxy of the Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the Meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Submission of Shareholder Proposals

The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Trust's Secretary at the Trust's address.

                                 OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.


PLEASE COMPLETE THE ENLOSED PROXY CARD(S) AND RETURN THE CARD(S) PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE OR VOTE PROMPTLY BY TELEPHONE OR THE INTERNET.

                                            By order of the Board of Trustees

                                            Tina H. Bloom, Secretary

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS TODAY!

Your Proxy Vote is important! Now you can Vote your Proxy on the PHONE or on the INTERNET. Just follow these simple steps:

1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192 or go to website:
   https://vote.proxy-direct.com.
3. Follow the recorded or on-screen directions.
4. Do not mail your Proxy Card when you vote by phone or via the Internet.

Please detach at perforation before mailing.

PROXY                      TOUCHSTONE STRATEGIC TRUST                     PROXY
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                          February 25, 2005

The undersigned shareholder(s) of the Large Cap Growth Fund (the "Fund") of the Touchstone Strategic Trust (the "Trust") hereby appoints Jay S. Fitton and Tina
H. Bloom, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on February 25, 2005, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, at 10:00 a.m. local time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE(S) OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

                           -----------------------------------------------------
                           999 9999 9999 999

                           -----------------------------------------------------

Note: PLEASE SIGN EXACTLY AS YOUR NAME (S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor please sign your name and give your full title as such. If signing on behalf of a corporation please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

                          _____________________________________________________
                          Signature and Title, if applicable

                          _____________________________________________________
                          Signature (if held jointly)

                          _______________________________________________, 2005
                          Date

         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

Large Cap Growth Fund            [NUMBER OF SHARES OWNED]

                  Please detach at perforation before mailing.

SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

The Board of Trustees recommends a vote FOR the following proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  |X|

1.  Amend the fee schedule for the Fund's Investment Advisory Agreement.
                 FOR              ABSTAIN                AGAINST

       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING